SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2010


                                SAVWATT USA, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    000-52402                 27-2478133
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

6801 Eastern Avenue, Suite 203, Baltimore, Maryland                21224
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (866) 641-3507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 8.01 OTHER EVENTS.

On October 27, 2010, the Company issued a press release announcing that effective today, our name has been officially changed to SavWatt USA, Inc. and FINRA has issued us a new trading symbol: SAVW.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

         Exhibit 99.1    Press Release dated October 27, 2010

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 27, 2010

                                       SAVWATT USA, INC.


                                       By: /s/ Isaac H. Sutton
                                           -------------------------------------
                                           Isaac H. Sutton
                                           President and Chief Executive Officer


                                       2
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                                 EXHIBIT INDEX

       Exhibit No.          Description of Exhibit
       -----------          ----------------------

      Exhibit  99.1    Press Release dated October 27, 2010